               WILLIAM M. CAMERON ("WMC")                                                    LYNDA L. CAMERON ("LLC")
---------------------------------------------------- ------------------------- -----------------------------------------------------
American Fidelity Property First Fidelity Bancorp,                             First Fidelity Bancorp,   Cameron Equestrian Center,
Company of North Carolina, Inc.                                                Inc.                      Inc.
Inc.   100% - NC           49% - OK                                            49% - OK                  100% - OK
73-1365433                 73-1176204                                          73-1176204                73-1289555
=====================================================
     First Fidelity Bancorp,                                                   Cameron Arabian, Inc.
     Inc.  49% - OK                                                            100% - OK
     73-1176204                                                                73-1315467
-----------------------------------------------------                          =====================================================
     First Fidelity Bank, NA                                                        First Fidelity Bancorp,
     100%                                                                           Inc.
     73-1100200                                                                     49% - OK
-----------------------------------------------------                               73-1176204
FFB Investments, Inc.      First Fidelity Financial                            -----------------------------------------------------
100% - NV                  Services, Inc.                                           First Fidelity Bank, N.A.
88-0424888                 100% - OK    73-1585460                                  100%
                                                                                    73-110020
First Fidelity Group,                                                          -----------------------------------------------------
LLC                                                                            FFB Investments, Inc.      First Fidelity Financial
50% - OK                                                                       100% - NV                  Services, Inc.
20-1805125                                                                     88-0424888                 100% - OK    73-1585460
=====================================================
     FFB Investments, Inc.                                                     First Fidelity Group,
     100% - NV                                                                 LLC
     88-0424888                                                                50% - OK
-----------------------------------------------------                          20-1805125
FFB Holdings, Inc.         ***FFB Loan Investment                              =====================================================
100% - NV                  Limited Partnership                                      FFB Investments, Inc.
88-0446560                 99% - NV    88-0447502                                   100% - NV
====================================================                               88-0424888
     FFB Holdings, Inc.                                                        -----------------------------------------------------
     100% - NV                                                                 FFB Holdings, Inc.        ***FFB Loan Investment
     88-0446560                                                                100% - NV                 Limited Partnership
-----------------------------------------------------                          88-0446560                99% - NV
***FFB Loan Investment                                                                                   88-0447502
Limited Partnership                                                            =====================================================
1% - NV                                                                             FFB Holdings, Inc.
88-0447502                                                                          100% - NV
                                                                                    88-0446560
                                                                               -----------------------------------------------------
                                                                               ***FFB Loan Investment
                                                                               Limited Partnership
                                                                               1% - NV
                                                                               88-0447502

=====================================================                          =====================================================
                                                       Cameron Associates, Inc.
                                                        50% WMC; 50% LLC - OK
                                                         Sole General Partner
                                                              73-1533495
------------------------------------------------------------------------------------------------------------------------------------
                                                         Cameron Enterprises,
                                                    A Limited Partnership (CELP) - OK**
                                                              73-1267299
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Corporation                        BTECH Warehouse, L.L.C.                             CELP Limited Agency, Inc.
(AFC)                                                100% - OK                                           100% - OK
94.0% - NV 73-0966202                                73-1267299                                          73-1369092
====================================================================================================================================
                                                   American Fidelity Corporation
                                                               (AFC)
                                                       94.0% - NV 73-0966202
------------------------------------------------------------------------------------------------------------------------------------
Market Place               American Fidelity         American Mortgage And     Concourse C, Inc.         American Fidelity
Realty Corporation         Assurance Co. (AFA)       Investment Company        100% - OK                 Property Company (AFPC)
(MPRC)                     100% - OK                 (AMICO)                   73-1575531                100% - OK
100% - OK                  73-0714500                98.7% - OK                                          73-1290496
73-1160212                 NAIC #60410               73-1232134

Oklahoma City Angel In-    ASC Holding, L.L.C.       Apple Creek Apartments,   AF Apartments, Inc.       *American Public Life
vestment Group, L.L.C.     75% - OK                  Inc.                      100% - OK                 Insurance Company (APLICO)
100% - OK                  73-1528120                100% - OK                 73-1512985                100% - OK 64-0349942
73-1612531                                           73-1408485                                          NAIC #60801

American Fidelity          Home Rentals, Inc.        Health Services           First Fidelity Group, LLC
International Holdings,    100% - OK                 Administration, LLC       50% - OK
Inc.   100% - OK           73-1364266                25% - OK                  20-1805125
73-1421879                                           20-1835275
====================================================================================================================================
                                                     CELP Limited Agency, Inc.
                                                             100% - OK
                                                            73-1369092
------------------------------------------------------------------------------------------------------------------------------------
                                                     North American Insurance
                                                     Agency, Inc. (NAIA)
                                                     100% of Special Stock - OK
                                                     73-0687265
------------------------------------------------------------------------------------------------------------------------------------
Agar Insurance             North American Ins.       N.A.I.A. of Louisiana,    North American Ins.       North American Insurance
Agency, Inc.               Agency of Colorado, Inc.  Inc.                      Agency of New Mexico,     Agency of Tulsa, Inc.
95,4% - OK                 100% - CO                 100% - LA                 Inc.                      100% - OK
73-0675989                 84-0599059                72-0761691                100% - NM                 73-0778755
                                                                               85-0441542

North American Limited     N.A.I.A. Insurance        Towe, Hester & Erwin,     Robert C. Bates, LLC      North American Insurance
Agency, Inc.               Agency, Inc.              LLC                       75% - OK                  Agency of Lawton, LLC
100% - OK                  100% - OK                 52% - OK                  73-1575831                52% - OK
73-1356772                 73-1527682                73-1615119                                          72-1544943

Claims Indemnity Services, Commercial Insurance
Inc.                       Services, LLC
87% - OK                   100% - OK
20-1807586                 73-0687265
====================================================================================================================================
                                           North American Insurance Agency of Lawton, LLC
                                                             52% - OK
                                                            72-1544943
------------------------------------------------------------------------------------------------------------------------------------
                                                  Ford, Hines, Klein & Watson, LLC
                                                             51% - OK
                                                            73-1530621
====================================================================================================================================
                                             *American Fidelity Assurance Company (AFA)
                                                            100% - OK
                                                            73-0714500
                                                            NAIC #60410
------------------------------------------------------------------------------------------------------------------------------------
Senior Partners, LLC       American                  Balliet's, L.L.C.         American Fidelity         First Financial
50% - OK                   Fidelity                  45% - OK                  Limited Agency, Inc.      Securities of
73-1559624                 Securities,               73-1529608                (AFLA)                    America, Inc.
                           Inc. (AFS)                                          100% - OK                 100% - TX
                           100% - OK                                           73-1352430                76-0055292
                           73-0783902

Hawaii Development, LLC
100% - OK
73-0714500
====================================================================================================================================
                                                 *American Public Life Insurance Company
                                                              (APLICO)
                                                             100% - OK
                                                             64-0349942
                                                             NAIC #60801
------------------------------------------------------------------------------------------------------------------------------------
DentaCare Marketing &
Administration, Inc.
(DCM&A)
100% - LA
72-1251800
====================================================================================================================================
                                                         American Fidelity
                                                       International Holdings,
                                                          Inc.,  100%-OK
                                                            73-1421879
------------------------------------------------------------------------------------------------------------------------------------
                                                     American Fidelity Offshore
                                                            Invest., Ltd.
                                                           100% - Bermuda
                                                           NAIC - #20400
                                                           Reg. #EC20754
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Inter-   American Fidelity         Mari El Development       American Fidelity
national (Bermuda) Ltd.    (China), Ltd.             Corporation Limited       (Cyprus), Ltd.
100% - Bermuda             93% - Bermuda             Republic of Cyprus        Republic of Cyprus
Reg. #28402                EC23647                   Reg. #7035                99%
                                                     51.3% - AFOI
====================================================================================================================================
                                                         American Fidelity
                                                           (China), Ltd.
                                                           93% - Bermuda
                                                              EC23647
------------------------------------------------------------------------------------------------------------------------------------
Pacific World
Holdings, Ltd.
57.48% - Labuan
====================================================================================================================================
                                                          American Fidelity
                                                           (Cyprus), Ltd.
                                                         Republic of Cyprus
                                                                 99%
------------------------------------------------------------------------------------------------------------------------------------
Soyuznik Ins. Co.
34% Russian Federation
====================================================================================================================================
                                                           Pacific World
                                                           Holdings, Ltd.
                                                           57.48% - Labuan
------------------------------------------------------------------------------------------------------------------------------------
ACR Holding Limited        PWG Insurance Brokers     Pacific World             Pacific World             Pacific World (Asia)
50% - Labuan               PTE Ltd.                  Reinsurance Brokers       Insurance Managers        Limited
                           100% - Singapore          Limited                   Limited                   100% - Hong Kong
                                                     100% - Labaun             100% - Labaun

PWG Sallmanns Limited      Allied Benefits Holdings  Pacific World Risk
50% - Labaun               Limited (ABHL)            Management Sdn Bhd
                           100% - Hong Kong          100% - Malaysia
====================================================================================================================================
                                                Allied Benefits Holdings Limited (ABHL)
                                                           100% - Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
                                                      Allied Benefits Sdn Bhd
                                                           100% - Malaysia
====================================================================================================================================
                                                 Pacific World Risk Management Sdn Bhd
                                                           100% - Malyasia
------------------------------------------------------------------------------------------------------------------------------------
                                                     IIB Insurance Brokers Sdn Bhd
                                                            49% - Malaysia
====================================================================================================================================
                                                         Pacific World (Asia)
                                                              Limited
                                                           100% - Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
PWG (M) Sdn Bhd            Pacific World Risk        Bain Dawes (M) Sdn Bhd    Inter-Pro Services Sdn    Finite Services Sdn Bhd
100% - Malaysia            Consultants (M) Sdn Bhd   97.97% - Malaysia         Bhd                       100% - Malaysia
                           100% - Malaysia                                     100% - Malaysia
====================================================================================================================================
                                                       ACR Holding Limited
                                                           50% - Labuan
------------------------------------------------------------------------------------------------------------------------------------
                                                     Asia Century Re Limited
                                                          100% - Labuan
====================================================================================================================================
                                                        Pacific World Risk
                                                      Consultants (M) Sdn Bhd
                                                         100% - Malaysia
------------------------------------------------------------------------------------------------------------------------------------
PWG Resources Development
Sdn Bhd
100% - Malaysia
====================================================================================================================================
                                                       Senior Partners, LLC
                                                            50% - OK
                                                           73-1559624
------------------------------------------------------------------------------------------------------------------------------------
Bordeaux, LLC              Vineyard Cottages, LLC
75% - OK                   66.7 % - OK
73-1559626                 73-1559625
====================================================================================================================================
                                                       Hawaii Development, LLC
                                                             100% - OK
                                                            73-0714500
------------------------------------------------------------------------------------------------------------------------------------
Wailea Properties, LLC
50% - DE

====================================================================================================================================
                                                        American Fidelity
                                                       Limited Agency, Inc.
                                                             (AFLA)
                                                            100% - OK
                                                            73-1352430
------------------------------------------------------------------------------------------------------------------------------------
                                                        American Fidelity
                                                       General Agency, Inc.
                                                              (AFGA)
                                                             100% - OK
                                                             73-1352431
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity General
Agency of Alabama, Inc.
100% - AL
74-2945370
====================================================================================================================================
                                                          Concourse C, Inc.
                                                             100% - OK
                                                             73-1575531
------------------------------------------------------------------------------------------------------------------------------------
Enrollcom, Inc.            Best Education Solutions,  Concourse Three, Inc.
100% - OK                  Inc.                       100% - OK
73-1575385                 100%-OK                    73-1583669
                           73-1583667
====================================================================================================================================
                                               American Fidelity Property Company (AFPC)
                                                              100% - OK
                                                              73-1290496
------------------------------------------------------------------------------------------------------------------------------------
Western Avenue             Broadway Tech, LLC
Partners, LLC              100% - OK
100% - OK                  73-1290496
73-1544275
====================================================================================================================================
                                                        ASC Holding, L.L.C.
                                                            75% - OK
                                                           73-1528120
------------------------------------------------------------------------------------------------------------------------------------
InvesTrust, NA             Oklahom@ Data             Asset Services           Estate Insurance
100% - OK                  Services, LLC             Company, LLC             Solutions, LLC
73-1546867                 100% - OK                 100% - OK                100% - OK
                           73-1590280                73-1547246               47-0688416
====================================================================================================================================

*        Insurance Company
**       Limited Partners are:  CWC 1980 Trusts, LBC 1980 Trust, JCC 1980 Trust, WMC/LLC Insurance Trusts, WMC/LLC Trust B
         WMC Retained Annuity Trust, WMC Children Minors Trust and LLC 2004 Trust
***      1% owned by FFB Holdings, Inc.

NOTE:    All of the above  organizations  are  corporations  that have the word Company,  Inc., or Corp.  The above organizations which have the letters L.L.C. or L.C. are limited liability companies.